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                                                                   EXHIBIT 10.16

                                LOCK-UP AGREEMENT

                                                             September ___, 1999

U.S. Bancorp Piper Jaffray Inc.
Keefe, Bruyette & Woods, Inc.
c/o U.S. Bancorp Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, Minnesota 55402

         Re:  Firstier Bancorp, Inc.

Ladies and Gentlemen:

                  The undersigned understands that you will act as representatives for a group of underwriters (the "Underwriters") who propose to enter into a Purchase Agreement (the "Purchase Agreement") with Firstier Bancorp, Inc. (the "Company") and certain Selling Stockholders providing for the public offering (the "Offering") by the Underwriters of Common Stock of the Company (the "Common Stock") pursuant to the Company's Registration Statement on Form SB-2 to be filed with the Securities and Exchange Commission.

                  In consideration of the Underwriters' agreement to purchase and make the Offering of the Common Stock, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for a period of 180 days after the date of the Purchase Agreement, not to, without the prior written consent of U.S. Bancorp Piper Jaffray Inc. (which consent may be withheld in its sole discretion), directly or indirectly, offer for sale, sell, contract to sell, grant any option for the sale of (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock or any security or instrument related to such Common Stock, options or warrants, or publicly announce the undersigned's intention to do any of the foregoing. Notwithstanding the foregoing, the undersigned may sell or otherwise transfer shares of Common Stock (i) as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to you and the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) as a distribution to stockholders of the undersigned, if any, provided that the distributee or distributees thereof agree to be bound by the restrictions set forth herein, or (iii) acquired in the public market on or after the date of the Purchase Agreement.

                  Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities of the Company held by the undersigned except in compliance with this Lock-Up Agreement.


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                  The undersigned recognizes that the Offering will be of
benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that the Underwriters are relying on the representations and agreements of the undersigned contained in this Lock-Up Agreement in carrying out the Offering and in entering into underwriting arrangements with respect to the Offering. This Lock-Up Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned. If the Offering does not close by December 31, 1999, this Lock-Up Agreement shall terminate immediately upon such date and you will release us from our obligations under this Agreement.

                                     Very truly yours,

                                     Signature:
                                               ---------------------------------
                                     Printed Name:
                                                  ------------------------------

                                     -------------------------------------------
                                     (indicate capacity of person signing if
                                     signing as custodian or trustee or on
                                     behalf of an entity)

                                     Address:
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Accepted as of the date
first set forth above:

U.S. BANCORP PIPER JAFFRAY INC.

By:
   --------------------------------
         Managing Director